SECRETARY OF STATE

STATE OF NEVADA

DOMESTIC CORPORATION (78) CHARTER

I, BARBARA K. CEGAVSKE, the duly qualified and elected Nevada Secretary of State, do hereby certify that **Cryptyde, Inc.** did, on 09/21/2021, file in this office the original Articles of Incorporation-For-Profit that said document is now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said document contains all the provisions required by the law of the State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on 09/21/2021.

BARBARA K. CEGAVSKE
Secretary of State

Certificate
Number: B202109212007577
You may verify this certificate online at http://www.nvsos.gov

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number E17146012021-2
Barbara K. Cegavske (signature)	Filing Number 20211766237
Secretary of State State Of Nevada	Filed On 09/21/2021 16:46:24 PM
	Number of Pages 8

ABOVE SPACE IS FOR OFFICE USE ONLY

Formation - Profit Corporation

[X] NRS 78 - Articles of Incorporation Domestic Corporation [ ] NRS 80 - Foreign Corporation [ ] NRS 89 - Articles of Incorporation Professional Corporation

[ ] 78A Formation - Close Corporation

(Name of Close Corporation MUST appear in the below heading)

Articles of Formation of ______________________ **a close corporation (NRS 78A)**

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Name of Entity: (If foreign, name in home jurisdiction)

Cryptyde, Inc.

2. Registered Agent for Service of Process: (Check only one box)

[X] Commercial Registered Agent:(name only below) [ ] Noncommercial Registered Agent (name and address below) [ ] Office or Position with Entity (title and address below)

InCorp Services, Inc
Name of Registered Agent OR Title of Office or Position with Entity

Street Address	City	Nevada	Zip Code
Mailing Address (if different from street address)	City	Nevada	Zip Code

2a. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.

X ______________________________
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — Date

3. Governing Board: (NRS 78A, close corporation only, check one box; if yes, complete article 4 below)

This corporation is a close corporation operating with a board of directors [ ] Yes **OR** [X] No

4. Names and Addresses of the Board of Directors/ Trustees or Stockholders

(NRS 78: Board of Directors/ Trustees is required.

NRS 78a: Required if the Close Corporation is governed by a board of directors.

NRS 89: Required to have the Original stockholders and directors. A certificate from the regulatory board must be submitted showing that each individual is licensed at the time of filing. See instructions)

	Name / Street Address	Country / City	State	Zip/Postal Code
1)	Brian McFadden	USA		
	200 9th Ave North, Suite 220	Safety Harbor	FL	34695
2)	Kevin O'Donnell	USA		
	200 9th Ave North, Suite 220	Safety Harbor	FL	34695
3)				

5. Jurisdiction of Incorporation: (NRS 80 only)

5a. Jurisdiction of incorporation:

5b. I declare this entity is in good standing in the jurisdiction of its incorporation. [ ]

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Formation - Profit Corporation

Continued, Page 2

6. Benefit Corporation: (For NRS 78, NRS 78A, and NRS 89, optional. See instructions.)	By selecting "Yes" you are indicating that the corporation is organized as a benefit corporation pursuant to NRS Chapter 78B with a purpose of creating a general or specific public benefit. The purpose for which the benefit corporation is created must be disclosed in the below purpose field. Yes ☐
7. Purpose/Profession to be practiced: (Required for NRS 80, NRS 89 and any entity selecting Benefit Corporation. See instructions.)	
8. Authorized Shares: (Number of shares corporation is authorized to issue)	Number of Authorized shares with Par value: 10,000 Par value: $ 0.0010000000 Number of Common shares with Par value: Par value: $ Number of Preferred shares with Par value: Par value: $ Number of shares with no par value: If more than one class or series of stock is authorized, please attach the information on an additional sheet of paper.
9. Name and Signature of: Officer making the statement or Authorized Signer for NRS 80. **Name, Address and Signature of the Incorporator** for NRS 78, 78A, and 89. NRS 89 - Each Organizer/ Incorporator must be a licensed professional.	I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State. Name: Brian McFadden Country: USA Address: 200 9th Ave North, Suite 220 City: Safety Harbor State: FL Zip/Postal Code: 34695 X Brian McFadden (attach additional page if necessary)

AN INITIAL LIST OF OFFICERS MUST ACCOMPANY THIS FILING

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

10. Indemnification; Exculpation. (a) In addition to any other rights of indemnification permitted by the laws of the State of Nevada or as may be provided for by the Corporation in its bylaws or by agreement, the expenses of directors and officers incurred in defending a civil or criminal action, suit or proceeding, involving alleged acts or omissions of such director or officer in his or her capacity as a director or officer of the Corporation, must be paid, by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. (b) The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the Nevada Revised Statutes. If the Nevada Revised Statutes are amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the Nevada Revised Statutes, as so amended from time to time. (c) Any repeal or modification of Section (a) or (b) of this Article 10 approved by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director or officer of the Corporation existing as of the time of such repeal or modification. In the event of any conflict between Section (a) or (b) of this Article and any other Article of the Corporation's Articles of Incorporation, the terms and provisions of Sections (a) and/or (b) of this Article 10 shall control.

11. Special Provisions Regarding Distributions. Notwithstanding anything to the contrary in the articles of incorporation or the bylaws of the corporation, the corporation is hereby specifically allowed to make any distribution that otherwise would be prohibited by NRS 78.288(2)(b).

DocuSign Envelope ID: 81A13243-BA34-44E8-8201-0EC585EFD4DF

Filed in the Office of	Business Number E17146012021-2
Barbara K. Cegavske	Filing Number 20211766237
Secretary of State State Of Nevada	Filed On 09/21/2021 16:46:24 PM
	Number of Pages 8

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Registered Agent Acceptance/Statement of Change

(PURSUANT TO NRS 77.310, 77.340, 77.350, 77.380)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity Information:	Name of represented entity: Cryptyde, Inc. Entity or Nevada Business Identification Number (NVID): (for entities currently on file)
2. Registered Agent Acceptance:	☑ Registered Agent Acceptance
3. Information Being Changed:	Statement of Change takes the following effect: (select only one) ☐ Appoints New Agent (complete section 5) ☐ Update Represented Entity Acting as Registered Agent (complete sections 5) ☐ Update Registered Agent Name (complete sections 4 & 5) ☐ Update Registered Agent Address (complete sections 4 & 5)
4. Registered Agent Information Before the Change: (Non-commercial registered agents ONLY)	Name of Registered Agent OR Title of Office or Position with Entity Street Address / City / Nevada / Zip Code Mailing Address (if different from street address) / City / Nevada / Zip Code
5. Newly Appointed Registered Agent or Registered Agent Information After the Change:	☑ Commercial Registered Agent:(name only below) ☐ Noncommercial Registered Agent (name and address below) ☐ Office or Position with Entity (title or position and address below) InCorp Services, Inc. Name of Registered Agent OR Title of Office or Position within Entity Street Address / City / Nevada / Zip Code Mailing Address (if different from street address) / City / Nevada / Zip Code
6. Electronic Notification: (Optional)	Email address for electronic notifications for "Non-Commercial" or "Office or Positions with Entity" registered agents only:
7. Certificate of Acceptance of Appointment of Registered Agent: (Required)	*I hereby accept appointment as Registered Agent for the above named Entity.* X [signature] Karla Vazquez on behalf of InCorp Services, Inc. — 9/20/2021 Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — Date
8. Signature of Represented Entity: (Required)	DocuSigned by: X Brian McFadden 2033740811764CC... Authorized Signature On Behalf of the Entity — 9/20/2021 Date

FEE: $60.00

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Initial List and State Business License Application

Initial List of Officers, Managers, Members, General Partners, Managing Partners, or Trustees:

Cryptyde, Inc.

NAME OF ENTITY

TYPE OR PRINT ONLY - USE DARK INK ONLY - DO NOT HIGHLIGHT

IMPORTANT: *Read instructions before completing and returning this form.*

Please indicate the entity type (check only one):

[X] Corporation

[ ] This corporation is publicly traded, the Central Index Key number is:

Filed in the Office of	Business Number E17146012021-2
Barbara K. Cegavske	Filing Number 20211766239
Secretary of State State Of Nevada	Filed On 09/21/2021 16:46:24 PM
	Number of Pages 3

[ ] Nonprofit Corporation (see nonprofit sections below)

[ ] Limited-Liability Company

[ ] Limited Partnership

[ ] Limited-Liability Partnership

[ ] Limited-Liability Limited Partnership (If formed at the same time as the Limited Partnership)

[ ] Business Trust

Additional Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers, may be listed on a supplemental page.

CHECK ONLY IF APPLICABLE

Pursuant to NRS Chapter 76, this entity is exempt from the business license fee.

[ ] 001 - Governmental Entity

[ ] 006 - NRS 680B.020 Insurance Co, provide license or certificate of authority number

For nonprofit entities formed under NRS Chapter 80: entities without 501(c) nonprofit designation are required to maintain a state business license, the fee is $200.00. Those claiming an exemption under 501(c) designation must indicate by checking box below.

[ ] Pursuant to NRS Chapter 76, this entity is a 501(c) nonprofit entity and is exempt from the business license fee. Exemption code 002

For nonprofit entities formed under NRS Chapter 81: entities which are Unit-owners' association or Religious, charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C. § 501(c) are excluded from the requirement to obtain a state business license. Please indicate below if this entity falls under one of these categories by marking the appropriate box. If the entity does not fall under either of these categories please submit $200.00 for the state business license.

[ ] Unit-owners' Association

[ ] Religious, charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C. § 501(c)

For nonprofit entities formed under NRS Chapter 82 and 80: **Charitable Solicitation Information - check applicable box**

Does the Organization intend to solicit charitable or tax deductible contributions?

[ ] No – no additional form is required

[ ] Yes – the "Charitable Solicitation Registration Statement" is required.

[ ] The Organization claims exemption pursuant to NRS 82A.210 - the "Exemption From Charitable Solicitation Registration Statement" is required

**** Failure to include the required statement form will result in rejection of the filing and could result in late fees.****

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Initial List and State Business License Application - Continued

Officers, Managers, Members, General Partners, Managing Partners or Trustees:

CORPORATION, INDICATE THE PRESIDENT, OR EQUIVALENT OF: Title: President

Name	Country	Address	City	State	Zip/Postal Code
Brian McFadden	USA	200 9th Ave North, Suite 220	Safety Harbor	FL	34695

CORPORATION, INDICATE THE SECRETARY, OR EQUIVALENT OF: Title: Secretary

Name	Country	Address	City	State	Zip/Postal Code
Sheamia Smith	USA	200 9th Ave North, Suite 220	Safety Harbor	FL	34695

CORPORATION, INDICATE THE TREASURER, OR EQUIVALENT OF: Title: Treasurer

Name	Country	Address	City	State	Zip/Postal Code
Brett Vroman	USA	200 9th Ave North, Suite 220	Safety Harbor	FL	34695

CORPORATION, INDICATE THE DIRECTOR:

Name	Country	Address	City	State	Zip/Postal Code
Brian McFadden	USA	200 9th Ave North, Suite 220	Safety Harbor	FL	34695

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Brian McFadden

Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, Member, Owner of Business, Partner or Authorized Signer *FORM WILL BE RETURNED IF UNSIGNED.*

Title: President

Date: 9/21/2021

ATTACHMENT TO INITIAL LIST OF CRYPTYDE, INC.

Names and Addresses of Additional Officers (continued).

Name: Brian McFadden
Office: Chief Executive Officer
Country: USA
Street Address: 200 9th Avenue North, Suite 220, Safety Harbor, FL 34695

Name: Brett Vroman
Office: Chief Financial Officer
Country: USA
Street Address: 200 9th Avenue North, Suite 220, Safety Harbor, FL 34695

Name: Tim Cabrera
Office: Chief Operating Officer
Country: USA
Street Address: 200 9th Avenue North, Suite 220, Safety Harbor, FL 34695

Name and Address of Additional Director (continued).

Name: Kevin O'Donnell
Country: USA
Street Address: 200 9th Avenue North, Suite 220, Safety Harbor, FL 34695

* * * *

SECRETARY OF STATE

STATE OF NEVADA

NEVADA STATE BUSINESS LICENSE

Cryptyde, Inc.

Nevada Business Identification # NV20212233188
Expiration Date: 09/30/2022

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.
Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, permit or registration.
License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which, by law, cannot be waived.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on 09/21/2021.

BARBARA K. CEGAVSKE
Secretary of State

Certificate Number: B20210921200757 8
You may verify this certificate
online at http://www.nvsos.gov